Exhibit 99

NEWS RELEASE

The Progressive Corporation	Company Contact:
6300 Wilson Mills Road	Matt Downing
Mayfield Village, Ohio 44143 http://www.progressive.com	(440) 395-4222

PROGRESSIVE REPORTS FEBRUARY RESULTS

MAYFIELD VILLAGE, OHIO — March 14, 2012 — The Progressive Corporation today reported the following results for February 2012:

(millions, except per share amounts and ratios; unaudited)	February 2012	February 2011	Change
Net premiums written	$1,379.2	$1,302.9	6%
Net premiums earned	$1,189.0	$1,128.8	5%
Net income	$106.3	$114.1	(7)%
Per share	$.17	$.17	0%
Total pretax net realized gains (losses) on securities (including net impairment losses)	$29.4	$23.6	25%
Combined ratio	91.2	89.4	1.8 pts.
Average diluted equivalent shares	609.7	655.4	(7)%

(thousands; unaudited)	February 2012	February 2011	Change
Policies in Force:
Agency – auto	4,772.4	4,557.4	5%
Direct – auto	3,956.5	3,691.9	7%

Total personal auto	8,728.9	8,249.3	6%
Total special lines	3,801.3	3,619.9	5%

Total Personal Lines	12,530.2	11,869.2	6%

Total Commercial Auto	511.8	506.2	1%

Progressive offers insurance to personal and commercial auto drivers throughout the United States. Our Personal Lines business writes insurance for personal autos and recreational vehicles. Our Commercial Auto business writes primary liability, physical damage, and other auto-related insurance for autos and trucks owned by small businesses.

See the “Comprehensive Income Statements” and “Supplemental Information” for further month and year-to-date information.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

COMPREHENSIVE INCOME STATEMENT

February 2012

(millions)

(unaudited)

	Current Month	Comments on Monthly Results[1]
Net premiums written	$1,379.2

Revenues:
Net premiums earned	$1,189.0
Investment income	36.5
Net realized gains (losses) on securities:
Other-than-temporary impairment (OTTI) losses:
Total OTTI losses	0
Non-credit losses, net of credit losses recognized on previously recorded non-credit OTTI losses	0

Net impairment losses recognized in earnings	0
Net realized gains (losses) on securities	29.4

Total net realized gains (losses) on securities	29.4
Service revenues	2.4

Total revenues	1,257.3

Expenses:
Losses and loss adjustment expenses	814.7
Policy acquisition costs	110.6
Other underwriting expenses	158.7
Investment expenses	.9
Service expenses	2.5
Interest expense	10.3

Total expenses	1,097.7

Income before income taxes	159.6
Provision for income taxes	53.3

Net income	106.3

Other comprehensive income, net of tax:
Net unrealized gains (losses) on securities:
Net non-credit related OTTI losses, adjusted for valuation changes	1.1
Other net unrealized gains (losses) on securities	62.4

Total net unrealized gains (losses) on securities	63.5
Net unrealized gains on forecasted transactions	(.1)
Foreign currency translation adjustment	.3

Other comprehensive income	63.7

Total comprehensive income	$170.0

[1]

For a description of our reporting and accounting policies, see Note 1 to our 2011 audited consolidated financial statements included in our 2011 Shareholders’ Report, which can be found at www.progressive.com/annualreport.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

COMPREHENSIVE INCOME STATEMENTS

February 2012 Year-to-Date

(millions)

(unaudited)

	Year-to-Date
	2012	2011	% Change
Net premiums written	$2,837.5	$2,677.9	6

Revenues:
Net premiums earned	$2,652.5	$2,524.6	5
Investment income	74.5	79.2	(6)
Net realized gains (losses) on securities:
Other-than-temporary impairment (OTTI) losses:
Total OTTI losses	0	(.1)	NM
Non-credit losses, net of credit losses recognized on previously recorded non-credit OTTI losses[1]	0	(.2)	NM

Net impairment losses recognized in earnings	0	(.3)	NM
Net realized gains (losses) on securities	41.3	56.2	(27)

Total net realized gains (losses) on securities	41.3	55.9	(26)
Service revenues	5.5	3.6	53

Total revenues	2,773.8	2,663.3	4

Expenses:
Losses and loss adjustment expenses	1,879.0	1,747.3	8
Policy acquisition costs	247.6	239.0	4
Other underwriting expenses	346.1	309.9	12
Investment expenses	2.6	2.0	30
Service expenses	5.2	2.7	93
Interest expense	21.5	21.0	2

Total expenses	2,502.0	2,321.9	8

Income before income taxes	271.8	341.4	(20)
Provision for income taxes	90.5	114.7	(21)

Net income	181.3	226.7	(20)

Other comprehensive income, net of tax:
Net unrealized gains (losses) on securities:
Net non-credit related OTTI losses, adjusted for valuation changes	2.3	0	NM
Other net unrealized gains (losses) on securities	183.4	59.5	208

Total net unrealized gains (losses) on securities	185.7	59.5	212
Net unrealized gains on forecasted transactions	(.3)	(.6)	(50)
Foreign currency translation adjustment	.6	.1	500

Other comprehensive income	186.0	59.0	215

Total comprehensive income	$367.3	$285.7	29

NM	= Not Meaningful
[1]

A negative amount for the period reflects credit losses reclassified from other comprehensive income that exceeded the amount of non-credit OTTI losses recognized in other comprehensive income during the period.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

COMPUTATION OF NET INCOME AND COMPREHENSIVE INCOME PER SHARE

&

INVESTMENT RESULTS

February 2012

(millions – except per share amounts)

(unaudited)

The following table sets forth the computation of net income per share and comprehensive income per share:

	Current Month	Year-to-Date
		2012	2011
Net income	$106.3	$181.3	$226.7

Per share:
Basic	$.18	$.30	$.35
Diluted	$.17	$.30	$.35
Comprehensive income	$170.0	$367.3	$285.7

Per share:
Diluted	$.28	$.60	$.44
Average shares outstanding—Basic	605.8	606.3	652.7
Net effect of dilutive stock-based compensation	3.9	3.8	4.0

Total equivalent shares—Diluted	609.7	610.1	656.7

The following table sets forth the investment results for the period:

	Current Month	Year-to-Date
		2012	2011
Fully taxable equivalent total return:
Fixed-income securities	.6%	1.7%	1.1%
Common stocks	4.3%	9.2%	6.0%
Total portfolio	1.1%	2.6%	1.5%

Pretax annualized investment income book yield	3.0%	3.0%	3.3%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

February 2012

($ in millions)

(unaudited)

Current Month
	Personal Lines Business			Commercial Auto Business	Other Businesses[1]	Companywide Total
	Agency	Direct	Total
Net Premiums Written	$691.8	$556.7	$1,248.5	$130.7	$0	$1,379.2
% Growth in NPW	4%	6%	5%	13%	NM	6%
Net Premiums Earned	$603.8	$466.2	$1,070.0	$118.9	$.1	$1,189.0
% Growth in NPE	4%	7%	5%	9%	NM	5%

GAAP Ratios
Loss/LAE ratio	69.5	69.7	69.6	58.5	NM	68.5
Expense ratio	20.8	24.8	22.5	23.8	NM	22.7

Combined ratio	90.3	94.5	92.1	82.3	NM	91.2

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$16.7
Current accident year						2.7

Calendar year actuarial adjustment	$8.1	$4.7	$12.8	$6.6	$0	$19.4

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$16.7
All other development						(28.7)

Total development						$(12.0)

Calendar year loss/LAE ratio						68.5

Accident year loss/LAE ratio						67.5

Statutory Ratios
Loss/LAE ratio						68.6
Expense ratio						20.5

Combined ratio						89.1

[1]

The other businesses generated an underwriting loss of $0.3 million for the month. Combined ratios and % growth are not meaningful (NM) due to the low level of premiums earned by, and the variability of loss costs in, such businesses.

[2]	Represents adjustments solely based on our corporate actuarial reviews.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

February 2012 Year-to-Date

($ in millions)

(unaudited)

Year-to-Date
	Personal Lines Business			Commercial Auto Business	Other Businesses[1]	Companywide Total
	Agency	Direct	Total
Net Premiums Written	$1,411.2	$1,138.0	$2,549.2	$288.3	$0	$2,837.5
% Growth in NPW	4%	6%	5%	15%	NM	6%
Net Premiums Earned	$1,347.1	$1,038.9	$2,386.0	$266.2	$.3	$2,652.5
% Growth in NPE	4%	6%	5%	8%	NM	5%

GAAP Ratios
Loss/LAE ratio	71.6	71.3	71.5	64.8	NM	70.8
Expense ratio	20.9	24.3	22.3	22.6	NM	22.4

Combined ratio	92.5	95.6	93.8	87.4	NM	93.2

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$20.7
Current accident year						3.4

Calendar year actuarial adjustment	$9.5	$7.2	$16.7	$7.4	$0	$24.1

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$20.7
All other development						(32.5)

Total development						$(11.8)

Calendar year loss/LAE ratio						70.8

Accident year loss/LAE ratio						70.4

Statutory Ratios
Loss/LAE ratio						70.9
Expense ratio						21.1

Combined ratio						92.0

Statutory Surplus						$5,597.4

NM	= Not Meaningful
[1]	For the year, the other businesses generated an underwriting loss of $0.9 million.
[2]	Represents adjustments solely based on our corporate actuarial reviews.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

BALANCE SHEET AND OTHER INFORMATION

(millions – except per share amounts)

(unaudited)

February 2012
CONDENSED GAAP BALANCE SHEET:
Investments – Available-for-sale, at fair value:
Fixed maturities[1] (amortized cost: $11,083.0)	$11,439.5
Equity securities:
Nonredeemable preferred stocks[1] (cost: $465.4)	868.7
Common equities (cost: $1,436.9)	2,019.9
Short-term investments (amortized cost: $1,770.1)	1,770.1

Total investments[2,3]	16,098.2
Net premiums receivable	3,081.6
Deferred acquisition costs	436.2
Other assets[4]	2,283.5

Total assets	$21,899.5

Unearned premiums	$4,761.2
Loss and loss adjustment expense reserves[4]	7,276.6
Other liabilities[3]	1,620.1
Debt	2,092.4
Shareholders’ equity	6,149.2

Total liabilities and shareholders’ equity	$21,899.5

Common shares outstanding	611.2
Shares repurchased – February	.3
Average cost per share	$20.85
Book value per share	$10.06
Trailing 12-month return on average shareholders’ equity
Net income	15.8%
Comprehensive income	16.4%
Net unrealized pretax gains (losses) on investments	$1,336.2
Increase (decrease) from January 2012	$97.7
Increase (decrease) from December 2011	$285.7
Debt-to-total capital ratio	25.4%
Fixed-income portfolio duration	1.8 years
Weighted average credit quality	AA-
Year-to-date Gainshare factor	1.20

[1]	As of February 29, 2012, we held certain hybrid securities and recognized a change in fair value of $6.6 million as a realized gain during the period we held these securities.
[2]	Includes $4.6 billion of short-term investments and U.S. Treasury securities prior to settling $17.6 million of net security transactions outstanding at month-end.
[3]	Includes $17.6 million of net unsettled security transactions (as discussed in note 2 above).
[4]	Loss and loss adjustment expense reserves are stated gross of reinsurance recoverables on unpaid losses of $779.1 million, which are included in “other assets.”

Monthly Commentary

•	The Company has no additional commentary regarding February results.

Events

We are currently scheduled to release March results on Wednesday, April 11, 2012, before the market opens.

About Progressive

The Progressive Group of Insurance Companies makes it easy to understand, buy, and use auto insurance. Progressive offers choices so consumers can reach us whenever, wherever, and however it’s most convenient for them—online at http://www.progressive.com, by phone at 1-800-PROGRESSIVE, or in-person with a local agent.

Progressive offers insurance for personal and commercial autos and trucks, motorcycles, boats, recreational vehicles, and homes. We’re the fourth largest auto insurer in the country, the largest seller of motorcycle insurance, and a leader in commercial auto insurance. Progressive also offers car insurance online in Australia at http://www.progressiveonline.com.au.

Founded in 1937, Progressive continues its long history of offering shopping tools and services that save customers time and money, like Name Your Price®, the Snapshot Discount®, and a concierge level of claims service.

The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, trade publicly at NYSE:PGR.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Statements in this release that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to estimates, assumptions, and projections generally; inflation and changes in economic conditions (including changes in interest rates and financial markets); the possible failure of one or more governmental entities to make scheduled debt payments or satisfy other obligations; the potential or actual downgrading of governmental, corporate, or other securities by a rating agency; the financial condition of, and other issues relating to the strength of and liquidity available to, issuers of securities held in our investment portfolios and other companies with which we have ongoing business relationships, including counterparties to certain financial transactions; the accuracy and adequacy of our pricing and loss reserving methodologies; the competitiveness of our pricing and the effectiveness of our initiatives to retain more customers; initiatives by competitors and the effectiveness of our response; our ability to obtain regulatory approval for requested rate changes and the timing thereof; the effectiveness of our brand strategy and advertising campaigns relative to those of competitors; legislative and regulatory developments, including, but not limited to, health care reform and tax law changes; disputes relating to intellectual property rights; the outcome of litigation pending or that may be filed against us; weather conditions (including the severity and frequency of storms, hurricanes, snowfalls, hail, and winter conditions); changes in driving patterns and loss trends; acts of war and terrorist activities; our ability to maintain the uninterrupted operation of our facilities, systems (including information technology systems), and business functions; court decisions and trends in litigation and health care and auto repair costs; and other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for one or more contingencies. Also, our regular reserve reviews may result in adjustments of varying magnitude as additional information regarding claims activity becomes known. Reported results, therefore, may be volatile in certain accounting periods.